Exhibit 99.1

Investor Presentation | Q4 2020 atlanticcapitalbank.com NASDAQ TICKER: ACBI

atlanticcapitalbank.com Forward-Looking Statements Disclaimer and Non-GAAP Financial Information 2 This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “strive,” “projection,” “would,” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates, and projections about our industry, management’s beliefs, and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: The impact of the COVID-19 pandemic and the responses of governmental authorities on our operations, including declines in credit quality, strains on capital and liquidity, fluctuations in our payment processing business, and declines in deposits; our strategic decision to focus on the greater Atlanta market may not positively impact our financial condition in the expected timeframe, or at all; costs associated with our growth and hiring initiatives in the Atlanta market area; risks associated with increased geographic concentration, borrower concentration and concentration in commercial real estate and commercial and industrial loans resulting from our exit of the Tennessee and northwest Georgia markets and our strategic realignment; our strategic decision to increase our focus on SBA and franchise lending may expose us to additional risks associated with these types of lending, including industry concentration risks, our ability to sell the guaranteed portion of SBA loans, the impact of negative economic conditions on small businesses’ ability to repay the non-guaranteed portions of SBA loans, and changes to applicable federal regulations; risks associated with our ability to manage the planned growth of our payment processing business, including evolving regulations, security risks, and unforeseen increases in transaction volume resulting from changes in our customers’ businesses and changes in the competitive landscape for payment processing; changes in asset quality and credit risk; the cost and availability of capital; customer acceptance of our products and services; customer borrowing, repayment, investment and deposit practices; the introduction, withdrawal, success and timing of business initiatives; the impact, extent, and timing of technological changes; severe catastrophic events in our geographic area; a weakening of the economies in which we conduct operations may adversely affect our operating results; the U.S. legal and regulatory framework could adversely affect the operating results of the Company; the interest rate environment may compress margins and adversely affect net interest income; our ability to anticipate or respond to interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short- and long-term interest rates; changes in trade, monetary and fiscal policies of various governmental bodies and central banks could affect the economic environment in which we operate; our ability to determine accurate values of certain assets and liabilities; adverse developments in securities, public debt, and capital markets, including changes in market liquidity and volatility; unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position; the impact of the transition from LIBOR and our ability to adequately manage such transition; adequacy of our risk management program; increased competitive pressure due to consolidation in the financial services industry; risks related to security breaches, cybersecurity attacks, and other significant disruptions in our information technology systems; and other risks and factors identified in our most recent annual report on Form 10-K and our other reports filed with or furnished to the Securities and Exchange Commission (“SEC”) from time to time. Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures common to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including:(i) taxable equivalent net interest income, (ii) taxable equivalent net interest margin, (iii) tangible book value per share, (iv) tangible common equity to tangible assets;(v) pre-provision net revenue, (vi) allowance for credit losses to loans held for investment excluding PPP, and (vii) allowance for loan losses to loans held for investment excluding PPP. Tangible common equity excludes goodwill from shareholders’ equity. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies.

atlanticcapitalbank.com Atlantic Capital Our Company We Fuel Prosperity • Atlanta’s Hometown BUSINESS BANK • Fast growing FINTECH & PAYMENTS businesses • EMERGING GROWTH and ENTREPRENEURIAL focus • Continued INVESTMENT IN TECHNOLOGY 3 • Proven underwriting; superior credit quality • Lead with strong risk and compliance • Strong capital • Capitalize on Atlanta market opportunities • Fintech and processing businesses • Core deposit strength Fundamentally Sound Positioned for Growth TOTAL ASSETS $3.6 Billion

atlanticcapitalbank.com $200 $250 $300 $350 $400 2013 2014 2015 2016 2017 2018 2019 Atlanta’s Hometown Business Bank 4 Atlanta metro highlights: •#1 for economic growth potential (among large metro areas) • 16 Fortune 500 headquarters •#1 world’s busiest airport •#4 metro area for largest increase in population (2018-2019) •#2 moving destination • 70% of all US payments are processed through Georgia Sources: Metro Atlanta Chamber, City Data, Penske and American Transaction Processors Coalition Atlanta MSA GDP Billions

atlanticcapitalbank.com Atlanta’s Hometown Business Bank 5 • C&I Banking – Entrepreneurs and emerging growth companies value experienced commercial bankers attuned to clients’ needs. • Commercial Real Estate – Established relationships with experienced developers of institutional grade properties. • Private Banking - Personalized banking service for owners/operators and other affluent individuals. • Two branches, one LPO and 26 bankers focused on the Metropolitan Atlanta market. Atlanta Loans Atlanta Deposits Atlanta Market Highlights Atlanta Loan and Deposit Composition – 12/31/2020 Loans QTD Average Deposits Commercial & Private Banking 87% Commercial & Private Banking 58% Note: Commercial & Private Banking charts exclude real estate banking Real Estate Banking 41% $1,114 $1,286 Commercial & Private Banking 90% Real Estate Banking 10% Commercial & Private Banking 59% Dollars in millions Commercial and Private Banking for clients that value deep experience and expertise $870 $943 $1,050 $1,114 $1,114 3.83% 4.24% 4.98% 5.11% 3.88% 2016 2017 2018 2019 2020 Loans Yield on Loans $731 $785 $885 $948 $1,166 0.19% 0.19% 0.34% 0.57% 0.23% 2016 2017 2018 2019 2020 Average Deposits Cost of Deposits

atlanticcapitalbank.com Rapidly Growing Fintech & Payments Businesses 6 • Powering fintech and payments companies across the US •“Payments as a Service” • Rapidly growing recurring revenue stream • Top 40 ACH Bank in the US(1) • Diversified platform of capabilities • High volume ACH • Fintech partnerships • Card issuance (focused on debit & prepaid) Average Deposits – Payments & Processing Businesses ($ in millions) ACH Items Originated (in millions) Highlights 18 22 28 44 63 2016 2017 2018 2019 2020 $870 $1,187 $1,463 $1,921 $3,263 $575 $931 2016 2017 2018 2019 2020 Q4 2019 Q4 2020 Service Charge Income ($ in thousands) $185 $240 $246 $342 $555 0.38% 0.46% 0.60% 0.75% 0.20% 2016 2017 2018 2019 2020 Deposits Cost of Deposits (1)By National Automated Clearing House Association (NACHA)

atlanticcapitalbank.com Q4 2020 Overview 3 Performance Highlights During Pandemic Pandemic Business Environment Update Credit Update • Produced four quarters of solid operating performance and strong year over year growth in PPNR. • Grew loans, excluding PPP repayments and forgiveness, 21% on a linked quarter basis and 10% year over year. • Reported another quarter of strong growth in core relationships deposits and service charge income. • Reduced deposit costs to 0.16% in the fourth quarter. • Repurchased 823,000 shares totaling $11.5 million at an average price of $13.98. • Loan deferrals remained below 1% of total loans reflecting resilient borrower performance and optimism. • Loan pipelines recovered strongly during the fourth quarter as clients made plans for new investment. • Treasury management and payment processing business growth remained strong. •Processed $40 million of PPP forgiveness applications during the fourth quarter. • Began accepting applications for round two of PPP loans. • Overall credit quality remained steady with limited charge-offs and non-accruals. • Allowance for credit losses remained robust at 1.55% of loans (1.70% excluding PPP loans). • Loan deferrals remained under 1% of loans, with no transitions to non-accrual as of 12/31/2020. • Annualized net charge-offs totaled 0.05% in the quarter. • Non-performing assets remained at low levels totaling 0.13% of totals assets.

atlanticcapitalbank.com Financial Highlights Continuing Operations 8 (1) On April 5, 2019, Atlantic Capital completed the sale to FirstBank of its Tennessee and northwest Georgia banking operations, including 14 branches and the mortgage business. The banking business and branches subsequently sold to FirstBank are reported as discontinued operations. Income in millions except Diluted EPS. (2) Pre-provision net revenue (PPNR) is calculated as the sum of taxable equivalent net interest income and noninterest income less noninterest expense (except provision for credit losses). Dollars in millions. For a reconciliation of this non-GAAP financial measure, see slides 34-35. (3) Dollars in millions. (4) Taxable equivalent. Please see reconciliation on slides 34-35 for more details. (5) Percentage changes are annualized. Income(1) Balance Sheet(3) METRICS Q3 2020 Q4 2020 Change vs Performance Measures Q4 2019 Q4 2019 Q3 2020(5) Capital Ratios Diluted EPS $ 0.48 $ 0.40 $ 0.32 $ 0.08 80% $ 0.16 50% Pre-provision net revenue (PPNR) (2) 12.8 10.9 10.0 2.0 73% 2.8 28% Total loans held for investment (period-end) $ 2,249 $ 2,188 $ 1,874 $ 61 11% $ 375 20% Total loans excluding PPP loans 2,057 1,956 1,874 101 21% 183 10% Total deposits (quarterly average) 2,874 2,472 2,146 402 65% 728 34% Non-interest bearing deposits (quarterly average) 977 855 718 122 57% 259 36% Tangible book value per common share $ 15.62 $ 15.11 $ 14.09 Net interest margin (4) 2.91% 3.14% 3.38 % Efficiency ratio 51.30 56.61 57.57 Tangible common equity to tangible assets 8.86% 11.03% 10.61 % Leverage ratio 8.9 9.9 11.0 Total risk based capital 16.1 16.9 15.0 (217 bps) (175 bps) (80 bps) 110 bps $1.53 (47 bps) (627 bps) (100 bps) (210 bps) (23 bps) (531 bps) $0.51

atlanticcapitalbank.com Summary of Loan Portfolio Borrowers by State(2) Highlights C&I Concentrations(1) (2) CRE Concentrations by Property Type(1) GA $1,242MM, 69% FL $109MM, 6% TN $91MM, 5% NC $50MM, 3% SC $29MM, 1% Other $281MM, 16% (GA 79% excluding SBA and Franchise) (1) Commercial includes commercial and industrial, owner-occupied CRE; CRE includes non-owner occupied CRE, multifamily, construction (2) Excludes Trinet, PPP, and fintech partnership consumer loans 9 Retail $153MM, 22% Office $121MM, 17% Hotel $107MM, 16% Industrial $104MM, 15% Multi-family $101MM, 15% Specialty Housing $47MM, 7% Other $55MM, 8% Restaurants and food $176MM, 15% Retail $143MM, 13% Manufacturing $137MM, 12% Wholesale $93MM, 8% Administrative support $88MM, 8% Transportation $70MM, 6% Other $260MM, 23% Real estate lessors $43MM, 4% Other construction $38MM, 3% Finance and insurance $86MM, 8% • $2.2 billion in total loans as of 12/31/2020 • Includes $192MM of PPP loans • Commercial focused loan portfolio • 90% commercial and CRE(1) • Concentrated in the Southeast • Granular portfolio • 25 loans larger than $10 million outstanding

atlanticcapitalbank.com $688 $790 $944 $1,063 $1,119 $1,107 $1,077 $1,134 $622 $605 $653 $686 $678 $662 $656 $681 $61 $88 $103 $111 $136 $182 $223 $242 $144 $234 $232 $192 $1,519 Commercial Lending Focus 10 Loans from Continuing Operations Loan yield Residential 2% Construction & Land 6% Commercial Real Estate 21% Consumer & Other 8% Commercial(1) CRE(2) Other(3) Mortgage Warehouse 3.79% 4.27% 5.01% 5.26% 4.77% 3.87% 3.82% 3.89% $1,515 $1,728 Dollars in millions. Prior periods have been retrospectively adjusted for the impact of discontinued operations. (1) Commercial loans include commercial and industrial and owner occupied CRE loans. (2) CRE loans include non-owner occupied and construction and land. (3) Other loans include residential mortgages, home equity, consumer and other loans. $1,874 12/31/16 12/31/17 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20 12/31/20 C&I 34% Fixed 41% PPP $1,933 $2,185 PPP 9% Floating 50% PPP 9% Loan yield excluding PPP loans $2,188 Owner-occupied CRE 17% Multifamily 3% $2,249 • Loan production momentum returned in Q4 2020. • Loan growth excluding PPP loans: • Year-over-year: 10% • Linked-quarter: 21% annualized • Processed $42 million of PPP forgiveness applications during the quarter. Highlights 4.09% 3.95% 3.86%

atlanticcapitalbank.com 28% 32% 33% 33% 32% 34% 35% 34% 56% 56% 61% 61% 62% 59% 56% 55% 1% 1% 1% 1% 2% 4% 7% 8% 15% 4% 3% 3% 3% 11% 5% Strong Core Deposit Franchise 11 Average Deposits from Continuing Operations Dollars in millions Deposit figures represent average balances. Prior periods have been retrospectively adjusted for the impact of discontinued operations. DDA NOW, Money Market & Savings Time $1,540 $1,633 Deposit cost $1,419 $1,805 0.28% 0.38% 0.52% 0.77% 0.75% 0.22% 0.19% 0.16% $2,410 $2,255 2016 2017 2018 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Brokered 5% $2,472 Highlights • Continued strong growth in deposits: • Q4 2020 vs Q4 2019: 34% • Q4 2020 vs Q3 2020: 65% annualized • Q4 2020 includes the seasonal increase in deposits along with additional growth from most of our lines of business. • Growth in treasury management and processing relationships has resulted in strong DDA growth. • 34% of total deposits • Q4 2020 vs Q4 2019: 36% • Q4 2020 vs Q3 2020: 57% annualized • The growth in time deposits was generated from a fintech partnership. • The cost of interest bearing deposits decreased 0.03% to 0.25% in Q4 2020. $2,874

atlanticcapitalbank.com Net interest income(1) 22,989 $ 22,063 $ 20,734 $ 11% Provision for credit losses 481 28 787 -39% Noninterest income 3,016 2,504 2,679 13% Noninterest expense 13,164 13,713 13,382 -2% Income before taxes 12,360 10,826 9,244 34% Income tax expense 2,410 2,208 2,104 15% Net income from continuing operations 9,950 $ 8,618 $ 7,140 $ 39% Diluted EPS - continuing operations 0.48 $ 0.40 $ 0.32 $ 50% Pre-provision net revenue (PPNR)(2) 12,841 $ 10,854 $ 10,031 $ 28% Financial Update: Q4 2020 Income Summary 12 Q4 2019 Q3 2020 Q4 2020 Q4 2020 Highlights(3) • Net interest income benefitted from strong balance sheet growth along with income from PPP loans. • Noninterest income increased from higher service charge income and an increase in SBA income. • Lower expenses driven by a decrease in salaries and benefits and decrease in other noninterest expense. Dollars in thousands except EPS. (1)Net interest income is taxable equivalent and a non-GAAP financial measure. Please see reconciliation on slides 34-35 for more details. (2) Pre-provision net revenue (PPNR) is calculated as the sum of taxable equivalent net interest income and noninterest income less noninterest expense (except provision for credit losses). Dollars in thousands. For a reconciliation of this non-GAAP financial measure, see slides 34-35. (3)Q4 2020 results compared to Q3 2020 results. $ in thousands, except EPS Change vs Q4 19

atlanticcapitalbank.com Net Interest Margin 13 NIM by Quarter(1) Net Interest Income by Quarter(1) Dollars in thousands Income and margin from continuing operations (1)Net interest income and net interest margin are taxable equivalent and are non-GAAP financial measures. Taxable equivalent net interest income is used in calculating taxable equivalent net interest margin. Please see reconciliation on slides 34-35 for more details. $20,734 $21,203 $21,289 $20,475 $20,685 $696 $1,588 $2,304 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 3.38% 3.41% 3.23% 3.14% 2.91% 3.38% 3.41% 3.35% 3.18% 2.81% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Net interest margin Net interest margin excl. PPP Net interest income (excl. PPP) PPP interest income • Round one PPP loan forgiveness in Q4 2020 benefitted the net interest margin by 10 bps. • The impact of excess cash balances from strong deposit growth in Q4 2020 negatively impact the net interest margin by approximately 30 bps.

atlanticcapitalbank.com Balance Sheet Liquidity Average Loan / Deposit Ratio 87% 84% 88% 89% 77% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Average Interest Bearing Deposits in Other Banks $174,589 $177,063 $129,989 $136,459 $435,939 • Atlantic Capital’s liquidity position improved significantly in Q4 2020. Benefitting from: • Year-end seasonal deposit growth • Strong deposit growth across most lines of business • Liquidity is expected to remain strong in 2021 even as deposit growth is anticipated to moderate. 14 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Dollars in thousands

atlanticcapitalbank.com Paycheck Protection Program (PPP) Update 15 Dollars in thousands PPP - Round 1 • Funded 830 loans totaling $234 million. • Collected $7.3 million in fees amortized over the life of the loan. o $4.3 million in fees still to be recognized. • As of December 31, 2020, $40 million in loans (84 loans) have been forgiven. o Loan forgiveness is expected to slow in Q1 2021 due to focus on PPP Round 2. PPP - Round 2 • Similar to Round 1, focused on supporting existing clients. • Began accepting applications on January 17th. • Expect to originate approximately $50 - $60 million in loans. Period Ending Balance Average Balance Interest Income Fee Income Total Income Total Yield Q2 2020 $ 234,049 $ 184,357 $ 479 $ 217 $ 696 1.52% Q3 2020 $ 231,834 $ 233,082 $ 584 $ 1,005 $ 1,589 2.71% Q4 2020 $ 192,160 $ 217,368 $ 546 $ 1,758 $ 2,304 4.22%

atlanticcapitalbank.com 2021 Expectations Disciplined Expense Management 16 Dollars in thousands (1) Continuing operations Noninterest Expense and Efficiency Ratio by Year(1) Noninterest Expense(1) Q4 2020 Q3 2020 Q4 2019 Salaries and employee benefits 8,437 $ 8,850 $ 8,500 $ (63) $ (1%) Occupancy 767 739 838 (71) (8%) Equipment and software 969 826 769 200 26% Professional services 686 562 577 109 19% Communications and data processing 789 757 1,066 (277) (26%) FDIC 241 213 - 241 Other noninterest expense 1,275 1,766 1,632 (357) (22%) Noninterest expense 13,164 $ 13,713 $ 13,382 $ (218) $ (2%) Year-over-Year change $50,099 $52,834 $49,991 $53,108 $52,659 76.3% 70.4% 57.9% 58.0% 54.1% 2016 2017 2018 2019 2020 Noninterest Expense and Efficiency Ratio by Quarter(1) $13,382 $12,877 $12,904 $13,713 $13,164 57.6% 55.0% 53.8% 56.6% 51.3% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Noninterest Expense Efficiency Ratio • Q1 2021 expenses will increase primarily due to seasonally higher benefit costs and impact from outsourced PPP processing. • Noninterest expense for 2021 is expected to increase by mid to high single digits compared to 2020.

atlanticcapitalbank.com Strong Capital Position 17 15.0% 14.9% 14.8% 16.9% 16.1% 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 Total Risk Based Capital Ratio(2) Tangible Common Equity Ratio(1) (1)For a reconciliation of this non-GAAP financial measure, see slides 34-35. (2)Consolidated ratios • Capital levels remained strong but impacted by the Q4 2020 increase in deposits and corresponding increase in the size of the balance sheet. • Reduced TCE and Tier 1 Leverage Ratios. • Continued share repurchase program: • Repurchased 823,000 shares totaling $11.5 million at an average price of $13.98. • Expect to complete $25MM share repurchase program early in Q2 2021 Tier 1 Leverage Ratio(2) Highlights 11.0% 10.7% 9.9% 9.9% 8.9% 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 10.6% 11.6% 11.0% 11.0% 8.9% 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020

atlanticcapitalbank.com Strong Historical Credit Quality Non-performing Assets / Total Assets Net Charge Offs / Total Average Loans (0.01%) 0.05% 0.11% 0.23% 0.02% 0.11% 0.11% 2014 2015 2016 2017 2018 2019 2020 0.12% 0.40% 0.13% 0.14% 0.20% 0.26% 0.27% 0.24% 0.20% 0.13% 18 Highlights Classified / Total Loans 1.40% 0.66% 1.68% 1.76% 2.10% 1.99% 2.24% 2.49% 2.97% 3.25% 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20 12/31/20 • Overall credit quality remained solid with limited charge-offs and non-accruals. • Allowance for credit losses remains robust at 1.55% of loans (1.70% excluding PPP loans). • Net charge-offs totaled 0.11% for 2020. • Non-performing assets remain low at 0.13% of totals assets. • Criticized loans / total loans decreased from 8.1% as of 9/30/2020 to 7.9% as of 12/31/2020 • Classified loans increased due to COVID deferral-related moves from special mention. 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20 12/31/20

atlanticcapitalbank.com Current Expected Credit Losses (CECL) Allowance for Credit Losses (ACL) Allowance for Loan Losses (ALL) 19 • Allowance for credit losses remains robust at 1.55% of loans (1.70% excluding PPP loans). • Lower ACL levels as a percentage of total loans offset by loan growth in Q4. ACL/Loans HFI excluding PPP(1) ACL/Loans HFI ALL/Loans HFI excluding PPP(1) ALL/Loans HFI $19,427 $27,734 $35,085 $34,765 $34,946 1.04% 1.43% 1.80% 1.78% 1.70% 1.04% 1.61% 1.59% 1.55% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 $18,535 $24,896 $31,605 $31,894 $31,818 0.99% 1.29% 1.62% 1.63% 1.55% 0.99% 1.45% 1.46% 1.41% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 1.43% 1.29% ACL ALL Dollars in thousands (1)For a reconciliation of this non-GAAP financial measure, see slides 34-35.

atlanticcapitalbank.com Borrower Assistance - Deferrals 20 Dollars in thousands Deferrals remain under 1%, with most of those SBA loans Loan Payment Deferrals Industry 6/30/2020 9/30/2020 12/31/2020 Restaurant $ 146,382 $ - $ 954 Real Estate Rental & Leasing 92,646 - - Retail 67,689 - - Hotel 65,546 - 9,654 Healthcare 44,419 7,449 - Other 98,322 95 5,584 Total $ 515,004 $ 7,544 $ 16,192 % of total loans 23.6% 0.3% 0.7% Active Deferrals • $10.4 million second or third deferrals (primarily hotel) • Remaining $5.8 million are SBA post-CARES Act subsidy first deferrals • No expired deferrals have moved to non-accrual • SBA deferral requests have slowed significantly as Economic Aid Act provides for CARES Act subsidy payments to resume in February

atlanticcapitalbank.com COVID-Sensitive Industries 21 Dollars in thousands Excludes PPP loans Industry 9/30/20 Balance % of total loans 12/31/20 Balance % of total loans % classified Hotels, net of SBA/USDA GTY $ 99,458 4.5% $ 95,523 4.2% 11.0% Non-essential retail 94,756 4.3% 94,981 4.2% 2.2% Full service restaurants 14,837 0.7% 14,211 0.6% 0.0% Total $ 209,051 9.6% $ 204,715 9.1% COVID-Sensitive Loan Categories Hotels • CRE segment average November occupancy 56% vs. August 48% • SBA segment average November occupancy 48% vs. August 47% Non-essential retail • Limited concerns - primarily national well-capitalized brands, anchored or rural retail CRE and new car dealerships Full service restaurants • 8% of total restaurants • $6 million national franchise brands • QSRs excluded - performing well with drive-thru and delivery, overall positive comps year-over-year

Appendix

atlanticcapitalbank.com Management Biographies 23 Douglas Williams President and Chief Executive Officer • President and CEO of Atlantic Capital since its inception • Former Managing Director and Head of Wachovia Corporation’s International Corporate Finance Group • Held numerous roles within Wachovia, including EVP and Head of the Global Corporate Banking Division; CRO for all corporate, institutional, and wholesale banking activities; EVP and Co-Head of Wachovia’s Capital Markets Division and EVP and Head of Wachovia’s US Corporate Banking Division • Former chairman of the Community Depository Institutions Advisory Council (CDIAC) of the Federal Reserve Bank of Atlanta and its representative to the CDIAC of the Federal Reserve Board of Governors • Serves on the Boards of the Metro Atlanta Chamber of Commerce and the Georgia Chamber of Commerce, is a Member of the Buckhead Coalition, and former member of YMCA of Metropolitan Atlanta and the High Museum of Art boards • President, Atlanta Division of Atlantic Capital since December 2019 • EVP, General Banking Division Executive of Atlantic Capital from 2017 through 2019 • CRO of Atlantic Capital from its inception through 2017 • Former Chief Credit Officer for Wachovia’s Capital Finance business • Former Head of Risk Management for all of Wachovia’s Capital Markets business • Serves on the Board of Trustees at Children’s Literature for Children • CFO of Atlantic Capital since NASDAQ listing in 2015 • Former CFO of Square 1 Financial, Inc. • Former EVP and CFO of Encore Bancshares, Inc. • Former SVP and Treasurer of Sterling Bancshares, Inc. • Chartered Financial Analyst • EVP and CRO of Atlantic Capital since October 2017 • Senior Risk Management Officer at Atlantic Capital from inception • Former Director in Wachovia’s Risk Management Division supporting Corporate, Investment Banking and Capital Markets groups • Former Client Management and Risk Management Officer in Wachovia’s middle market commercial group in North Carolina Gray Fleming Executive Vice President, Chief Risk Officer • President, Corporate Financial Services Division since December 2019 • EVP at Atlantic Capital from inception through December 2019 • Former Managing Director and Group Head for Wachovia Securities’ Continental European Group • Member of TWIN (The World Innovation Network – Chicago), Fiserv’s Commercial Payments Advisory Board and a former executive in residence at Juniata College in Pennsylvania Kurt Shreiner President, Corporate Financial Services Division Patrick Oakes, CFA Executive Vice President, Chief Financial Officer Rich Oglesby President, Atlanta Division

atlanticcapitalbank.com Investment Portfolio Portfolio Yield Tax-exempt Municipal 41% Taxable Municipal 12% MBS 34% Agency CMO 7% Corporate 5% CDs 1% Sector Allocation at 12/31/2020 1.73% 2.25% 2.48% 2.69% 2.84% 2.95% 2.86% 2.71% 2016 2017 2018 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Municipal Bond Ratings 12/31/2020 AAA 43% AA+ 22% AA 30% AA- 4% Other 1% Portfolio Effective Duration 5.03 4.72 5.26 6.97 6.96 6.96 6.94 6.09 Extended portfolio duration to manage interest rate risk 24 12/31/16 12/31/17 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20 12/31/20

atlanticcapitalbank.com Loan Portfolio by Risk Rating 25 Dollars in thousands Pass Special Mention Substandard Doubtful Total Pass Special Mention Substandard Doubtful Total Commercial - commercial and industrial 859,328 $ 65,796 $ 27,672 $ 9 $ 952,805 $ 850,306 $ 62,779 $ 31,316 $ - $ 944,401 $ Commercial - commercial real estate 835,566 28,680 44,855 - 909,101 820,695 27,251 32,839 - 880,785 Commercial - construction and land 140,774 4,821 - - 145,595 122,545 17,291 - - 139,836 Residential - mortgages 30,621 2,847 315 - 33,783 26,827 2,316 317 - 29,460 Residential - home equity 24,717 726 - - 25,443 24,279 249 - - 24,528 Consumer 176,066 - - - 176,066 154,916 - - - 154,916 Other 12,324 1,117 456 - 13,897 19,673 2,648 456 - 22,777 Total 2,079,396 $ 103,987 $ 73,298 $ 9 $ 2,256,690 $ 2,019,241 $ 112,534 $ 64,928 $ - $ 2,196,703 $ Less net deferred fees and other unearned income (7,654) (8,668) Total loans held for investment 2,249,036 $ 2,188,035 $ Q4 2020 Q3 2020

atlanticcapitalbank.com Hotel Portfolio • $96 million outstanding net of SBA/USDA guaranteed portions • Weighted average original LTV 66% • Breakeven occupancy 45 – 60% • Average occupancy August – 48% (CRE 48%, SBA 47%) • Average occupancy November – 50% (CRE 56%, SBA 48%) • $26 million special mention, $10 million classified, $0 non- accrual Hotel Loans by State Hotel Portfolio Highlights Hotel Loans by Type Hotel Loans by Brand CRE $64MM, 55% SBA 504 $25MM, 21% SBA guaranteed $22MM, 19% SBA unguaranteed $7MM, 5% Hilton $38MM, 32% Marriott $33MM, 28% Hyatt $21MM, 18% InterContinental $14MM, 12% Other $12MM, 10% GA $39MM, 33% SC $15MM, 13% TN $52MM, 44% FL $6MM, 5% NC $5MM, 4% Other $1MM, 1% 26 Excludes PPP loans

atlanticcapitalbank.com Restaurant Portfolio Restaurant Loans by State Restaurant Portfolio Highlights Restaurant Loans by Concept Restaurant Loans by Type • $185 million outstanding • 92% QSR; Dunkin’ 46% of QSR • 97% of QSR locations did not close during shutdowns • 85% of QSRs have drive-thru or existing delivery model • QSR revenues have been ahead of 2019 since May • $24 million special mention, $4 million classified, $0 non- accrual GA $61MM, 33% FL $35MM, 19% NJ $16MM, 8% IL $13MM, 7% MD $9MM, 5% MO $9MM, 5% NY $6MM, 3% OR $5MM, 3% NC $5MM, 3% Other $26MM, 14% Dunkin’ $78MM, 42% Other QSR $93MM, 50% Full service $14MM, 8% SNC $9MM, 5% Franchise finance $150MM, 81% C&I $3MM, 2% CRE $10MM, 5% SBA $9MM, 5% TriNet $4MM, 2% 27 Excludes PPP loans

atlanticcapitalbank.com Retail Portfolio Retail Loans by State Retail Portfolio Highlights Retail Loans by Industry ($ in millions) GA $89MM, 31% *CA $66MM, 22% NC $27MM, 9% FL $14MM, 5% VA $14MM, 5% NY $13MM, 4% TN $12MM, 4% Other $59MM, 20% *All of the CA exposure is related to TriNet. Industry TriNet CRE SNC Franchise SBA C&I Total % of Retail Loans Pharmacies and Drug Stores $ 63 $ - $ - $ - $ - $ - $ 63 22% Automotive Parts and Accessories Stores 4 -- 45 0 - 49 17% Gasoline Stations with C Stores - 32 10 - 3 - 45 15% All Other General Merchandise Stores 30 ----- 30 10% Lessors of Nonresidential Buildings (Retail CRE) - 26 ---- 26 9% New Car Dealers - 15 --- 2 17 6% Sporting Goods Stores -- 9 - 0 0 9 3% Family Clothing Stores -- 8 - 0 - 8 3% Electronic Shopping and Mail-Order Houses -- 6 - 1 - 7 2% Other (includes Hardware, Beer/Wine and Dialysis) 14 8 5 - 10 2 40 13% Total $ 112 $ 81 $ 38 $ 45 $ 14 $ 4 $ 294 % of Retail Loans 38% 28% 13% 15% 5% 1% 100% 28 • $95 million non-essential retail of $294 million total retail • $42 million large national retailers / strong brands with good liquidity • $26 million retail CRE not significantly impacted beyond temporary missed rent • $17 million new car dealers – all profitable • $0 special mention, $3.0 million classified, $0.2 million non- accrual Excludes PPP loans

atlanticcapitalbank.com Shared National Credit Portfolio SNC Portfolio Highlights SNC Portfolio by Industry • $199 million outstanding • Average commitment $11 million • 26% highly leveraged transactions (outstandings) • $15 million special mention, no classified, no non-accrual Other $22MM, 11% Aluminum extruded product mfg. $20MM, 10% Air cargo $16MM 8% Financial transaction processing $13MM, 7% Commercial printing $10MM, 5% Landscaping services $10MM, 5% General medical and surgical hospitals $10MM, 5% Ready-mix concrete manufacturing $10MM, 5% Gasoline stations with C stores $9MM, 5% Sporting goods stores $9MM, 4% Limited service restaurants $9MM, 4% Cut and sew apparel contractors $8MM, 4% FBO real estate leasing and services $6MM, 3% Continuing care retirement services $10MM, 5% SNC Loans by State GA $59MM, 30% FL $34MM, 17% TN $25MM, 12% NC $18MM, 9% MO $18MM, 9% AZ $13MM, 7% DE $13MM, 7% PA $10MM 5% TX $6MM, 3% AL $3MM, 2% Electronic shopping and mail-in order houses $6MM, 3% Crushed and broken limestone mining and quarrying $6MM, 3% Electronic computer manufacturing $6MM, 3% Paint/varnish supplies merchant wholesalers $6MM, 3% Professional employer organizations $13MM, 7% 29

atlanticcapitalbank.com Balance Sheet 30 (in thousands, except share data) Dec. 31, Sept. 30, December 31, 2020 2020 2019 ASSETS Cash and due from banks $ 16,865 $ 22,715 $ 45,249 Interest-bearing deposits in banks 636,537 91,243 421,079 Cash and cash equivalents 653,402 113,958 466,328 Investment securities available for sale 335,423 260,884 282,461 Investment securities held to maturity, net of allowance for credit losses of $14 and $15 at December 31, 2020 and September 30, 2020 and June 30, 2020, respectively 200,156 185,822 116,972 Other investments 25,892 26,315 27,556 Loans held for sale – 859 370 Loans held for investment 2,249,036 2,188,035 1,873,524 Less: Allowance for credit losses (31,818) (31,894) (18,535) Loans held for investment, net 2,217,218 2,156,141 1,854,989 Premises and equipment, net 21,589 22,558 22,536 Bank owned life insurance 72,856 67,489 66,421 Goodwill 19,925 19,925 19,925 Other intangibles, net 2,731 2,685 3,027 Other real estate owned 16 563 278 Other assets 66,409 66,778 49,516 Total assets $ 3,615,617 $ 2,923,977 $ 2,910,379 LIABILITIES AND SHAREHOLDERS' EQUITY Deposits: Noninterest-bearing demand $ 1,033,765 $ 843,656 $ 824,646 Interest-bearing checking 760,638 387,858 373,727 Savings 625 568 1,219 Money market 1,030,753 945,834 1,173,218 Time 241,328 196,343 44,389 Brokered deposits 94,399 94,463 81,847 Total deposits 3,161,508 2,468,722 2,499,046 Long-term debt 73,807 73,814 49,873 Other liabilities 41,716 41,132 34,965 Total liabilities 3,277,031 2,583,668 2,583,884 SHAREHOLDERS' EQUITY Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of December 31, 2020, September 30, 2020, and December 31, 2019 – – – Common stock, no par value; 100,000,000 shares authorized; 20,394,912, 21,202,783, 21,751,026, shares issued and outstanding as of December 31, 2020, September 30, 2020 and December 31, 2019, respectively 209,942 220,643 230,265 Retained earnings 114,137 104,188 91,669 Accumulated other comprehensive income 14,507 15,478 4,561 Total shareholders’ equity 338,586 340,309 326,495 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY $ 3,615,617 $ 2,923,977 $ 2,910,379

atlanticcapitalbank.com Period End Loans 31 (dollars in thousands) December 31, 2020 September 30, 2020 June 30, 2020 March 31, 2020 December 31, 2019 Loans held for sale Loans held for sale $ - $ 859 $ 1,153 $ - $ 370 $ (859) $ (370) Loans held for sale - discontinued operations - - - - - - - Total loans held for sale $ - $ 859 $ 1,153 $ - $ 370 $ (859) $ (370) 0 0 Loans held for investment Commercial loans: Commercial and industrial $ 760,645 $ 712,567 $ 739,769 $ 760,062 $ 705,115 $ 48,078 $ 55,530 PPP loans 192,160 231,834 234,049 - - (39,674) 192,160 Commercial real estate: Multifamily 66,262 58,336 58,909 73,654 98,378 7,926 (32,116) Owner occupied 373,689 364,170 366,847 359,026 357,912 9,519 15,777 Investment 469,150 458,279 474,565 477,451 460,038 10,871 9,112 Construction and land: 1-4 family residential construction 1,171 - 11 2,706 4,009 1,171 (2,838) Other construction, development, and land 144,424 139,836 128,980 124,116 123,531 4,588 20,893 Mortgage warehouse loans - - - - 13,941 - (13,941) Total commercial loans 2,007,501 1,965,022 2,003,130 1,797,015 1,762,924 42,479 244,577 Residential: Residential mortgages 33,783 29,460 32,327 31,761 31,315 4,323 2,468 Home equity 25,443 24,528 23,689 23,479 25,002 915 441 Total residential loans 59,226 53,988 56,016 55,240 56,317 5,238 2,909 Consumer 176,066 154,916 113,149 58,164 37,765 21,150 138,301 Other 13,897 22,777 22,160 25,488 19,552 (8,880) (5,655) 2,256,690 2,196,703 2,194,455 1,935,907 1,876,558 59,987 380,132 Less net deferred fees and other unearned income (7,654) (8,668) (9,761) (2,998) (3,034) 1,014 (4,620) Total loans held for investment $ 2,249,036 $ 2,188,035 $ 2,184,694 $ 1,932,909 $ 1,873,524 $ 61,001 $ 375,512 Total loans $ 2,249,036 $ 2,188,894 $ 2,185,847 $ 1,932,909 $ 1,873,894 $ 60,142 $ 375,142 Total unfunded commitments $ 813,757 $ 764,247 $ 749,321 $ 689,620 $ 743,958 $ 49,510 $ 69,799 Linked Quarter Change Year Over Year Change

atlanticcapitalbank.com Deposits: Period End and Average 32 Period End Deposits (dollars in thousands) December 31, 2020 September 30, 2020 June 30, 2020 March 31, 2020 December 31, 2019 Linked Quarter Change Year Over Year Change DDA $ 1,033,765 $ 843,656 $ 883,662 $ 712,919 $ 824,646 $ 190,109 $ 209,119 NOW 760,638 387,858 449,737 368,463 373,727 372,780 386,911 Savings 625 568 583 567 1,219 57 (594) Money market 1,030,753 945,834 879,863 982,109 1,173,218 84,919 (142,465) Time 241,328 196,343 131,353 66,793 44,389 44,985 196,939 Brokered 94,399 94,463 62,433 94,268 81,847 (64) 12,552 Total deposits $ 3,161,508 $ 2,468,722 $ 2,407,631 $ 2,225,119 $ 2,499,046 $ 692,786 $ 662,462 Average Deposits 2020 Linked (dollars in thousands) Fourth Quarter Third Quarter Second Quarter First Quarter Fourth Quarter Quarter Change DDA $ 977,009 $ 854,715 $ 815,299 $ 713,001 $ 718,298 $ 122,294 $ 258,711 NOW 558,967 440,734 462,051 382,178 320,637 118,233 238,330 Savings 614 586 574 650 1,098 28 (484) Money market 1,026,347 942,062 952,444 1,010,713 1,006,449 84,285 19,898 Time 221,792 166,019 96,362 55,775 37,388 55,773 184,404 Brokered 89,673 68,102 83,228 92,188 62,757 21,571 26,916 Total deposits $ 2,874,402 $ 2,472,218 $ 2,409,958 $ 2,254,505 $ 2,146,627 $ 402,184 $ 727,775 Noninterest bearing deposits as a percentage of average deposits 34.0% 34.6% 33.8% 31.6% 33.5% Cost of interest-bearing deposits 0.25% 0.28% 0.33% 1.09% 1.36% Cost of deposits 0.16% 0.19% 0.22% 0.75% 0.90% 2019 Q4 2020 vs Q4 2019

atlanticcapitalbank.com Income Statements 33 (in thousands except share and per share data) December 31, 2020 September 30, 2020 June 30, 2020 March 31, 2020 December 31, 2019 Total interest income $ 24,943 $ 24,233 $ 23,797 $ 26,023 $ 26,532 Total interest expense 2,299 2,515 2,166 5,043 5,965 NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES 22,644 21,718 21,631 20,980 20,567 Provision for credit losses 481 28 8,863 8,074 787 NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES 22,163 21,690 12,768 12,906 19,780 NONINTEREST INCOME Service charges 1,341 1,217 1,081 1,232 998 Gains (losses) on sale of securities (23) – – – – Gains (losses) on sale of other assets (6) (145) – 5 – Derivatives income (loss) 11 10 (10) 246 315 Bank owned life insurance 368 363 367 362 375 SBA lending activities 1,015 893 782 414 846 Other noninterest income 310 166 123 163 145 Total noninterest income 3,016 2,504 2,343 2,422 2,679 NONINTEREST EXPENSE Salaries and employee benefits 8,437 8,850 8,466 8,476 8,500 Occupancy 767 739 883 794 838 Equipment and software 969 826 763 779 769 Professional services 686 562 792 705 577 Communications and data processing 789 757 670 897 1,066 Marketing and business development 144 141 79 153 143 Travel, meals and entertainment 14 39 34 140 175 FDIC premiums 241 213 175 – – Other noninterest expense 1,117 1,586 1,042 933 1,314 Total noninterest expense 13,164 13,713 12,904 12,877 13,382 INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES 12,015 10,481 2,207 2,451 9,077 Provision for income taxes 2,065 1,863 358 327 1,937 NET INCOME FROM CONTINUING OPERATIONS 9,950 8,618 1,849 2,124 7,140 DISCONTINUED OPERATIONS Income (loss) from discontinued operations $ – $ – $ – $ – $ – Provision (benefit) for income taxes – – – – – Net income (loss) from discontinued operations – – – – – NET INCOME $ 9,950 $ 8,618 $ 1,849 $ 2,124 $ 7,140 Net Income (Loss) per Common Share ‑ Basic Net income per common share - continuing operations $ 0.48 $ 0.40 $ 0.09 $ 0.10 $ 0.33 Net income (loss) per common share - discontinued operations – – – – – Net Income per Common Share ‑ Basic 0.48 0.40 0.09 0.10 0.33 Net Income (Loss) per Common Share ‑ Diluted Net income per common share - continuing operations $ 0.48 $ 0.40 $ 0.09 $ 0.10 $ 0.32 Net income (loss) per common share - discontinued operations – – – – – Net Income per Common Share ‑ Diluted 0.48 0.40 0.09 0.10 0.32 Weighted average shares - basic 20,711,089 21,500,735 21,472,462 21,689,038 21,876,487 Weighted average shares - diluted 20,795,332 21,543,805 21,535,040 21,842,175 22,053,907 Three months ended

atlanticcapitalbank.com Non-GAAP Financial Measures 34 (in thousands, except share and per share data) Fourth Quarter Third Quarter Second Quarter First Quarter Fourth Quarter 2020 2019 Taxable equivalent net interest income reconciliation - continuing operations Net interest income - GAAP $ 22,644 $ 21,718 $ 21,631 $ 20,980 $ 20,567 $ 86,973 $ 80,864 Taxable equivalent adjustment 345 345 354 223 167 1,478 459 Net interest income - taxable equivalent - continuing operations $ 22,989 $ 22,063 $ 21,985 $ 21,203 $ 20,734 $ 88,451 $ 81,323 Taxable equivalent net interest margin reconciliation - continuing operations Net interest margin - GAAP - continuing operations 2.86% 3.09% 3.17% 3.38% 3.35% 3.11% 3.52% Impact of taxable equivalent adjustment 0.05% 0.05% 0.06% 0.03% 0.03% 0.05% 0.06% Net interest margin - taxable equivalent - continuing operations 2.91% 3.14% 3.23% 3.41% 3.38% 3.16% 3.58% Tangible book value per common share reconciliation Total shareholders’ equity $ 338,586 $ 340,309 $ 335,980 $ 332,300 $ 326,495 $ 338,586 $ 326,495 Intangible assets (19,925) (19,925) (19,925) (19,925) (19,925) (19,925) (19,925) Total tangible common equity $ 318,661 $ 320,384 $ 316,055 $ 312,375 $ 306,570 $ 318,661 $ 306,570 Common shares outstanding 20,394,912 21,202,783 21,477,631 21,479,986 21,751,026 20,394,912 21,751,026 Book value per common share - GAAP $ 16.60 $ 16.05 $ 15.64 $ 15.47 $ 15.01 $ 16.60 $ 15.01 Tangible book value 15.62 15.11 14.72 14.54 14.09 15.62 14.09 Tangible common equity to tangible assets reconciliation Total shareholders’ equity $ 338,586 $ 340,309 $ 335,981 $ 332,300 $ 326,495 $ 338,586 $ 326,495 Intangible assets (19,925) (19,925) (19,925) (19,925) (19,925) (19,925) (19,925) Total tangible common equity $ 318,661 $ 320,384 $ 316,056 $ 312,375 $ 306,570 $ 318,661 $ 306,570 Total assets $ 3,615,617 $ 2,923,977 $ 2,890,622 $ 2,719,658 $ 2,910,379 $ 3,615,617 $ 2,910,379 Intangible assets (19,925) (19,925) (19,925) (19,925) (19,925) (19,925) (19,925) Total tangible assets $ 3,595,692 $ 2,904,052 $ 2,870,697 $ 2,699,733 $ 2,890,454 $ 3,595,692 $ 2,890,454 Tangible common equity to tangible assets 8.86% 11.03% 11.01% 11.57% 10.61% 8.86% 10.61% PPP loans $ 192,160 $ 231,834 $ 234,049 $ - $ - $ 192,160 $ - Total tangible assets excl PPP loans $ 3,403,532 $ 2,672,218 $ 2,636,648 $ 2,699,733 $ 2,890,454 $ 3,403,532 $ 2,890,454 Tangible common equity to tangible assets excl PPP loans 9.36% 11.99% 11.99% 11.57% 10.61% 9.36% 10.61% Pre-provision net revenue (PPNR) reconciliation Net interest income - GAAP $ 22,644 $ 21,718 $ 21,631 $ 20,980 $ 20,567 $ 86,973 $ 80,864 Taxable equivalent adjustment 345 345 354 223 167 1,478 459 Noninterest income 3,016 2,504 2,343 2,422 2,679 10,285 10,725 Noninterest expense (13,164) (13,713) (12,904) (12,877) (13,382) (52,659) (53,108) Pre-provision net revenue 12,841 $ 10,854 $ 11,424 $ 10,748 $ 10,031 $ 46,077 $ 38,940 $ 2020 2019 For the year ended December 31,

atlanticcapitalbank.com Non-GAAP Financial Measures 35 (in thousands, except share and per share data) Fourth Quarter Third Quarter Second Quarter First Quarter Fourth Quarter 2020 2019 Allowance for credit losses to loans held for investment reconciliation Total loans held for investment $ 2,249,036 $ 2,188,035 $ 2,184,694 $ 1,932,909 $ 1,873,524 $ 2,249,036 $ 1,873,524 PPP Loans (192,160) (231,834) (234,049) - - (192,160) - Total loans held for investment excluding PPP $ 2,056,876 $ 1,956,201 $ 1,950,645 $ 1,932,909 $ 1,873,524 $ 2,056,876 $ 1,873,524 $ - $ - Allowance for credit losses to loans held for investment 1.55% 1.59% 1.61% 1.43% 1.04% 1.55% 1.04% Allowance for credit losses to loans held for investment excluding PPP loans 1.70% 1.78% 1.80% 1.43% 1.04% 1.70% 1.04% Allowance for loan losses to loans held for investment reconciliation Total loans held for investment $ 2,249,036 $ 2,188,035 $ 2,184,694 $ 1,932,909 $ 1,873,524 $ 2,249,036 $ 1,835,673 PPP Loans (192,160) (231,834) (234,049) - - (192,160) - Total loans held for investment excluding PPP $ 2,056,876 $ 1,956,201 $ 1,950,645 $ 1,932,909 $ 1,873,524 $ 2,056,876 $ 1,835,673 Allowance for loan losses to loans held for investment 1.41% 1.46% 1.45% 1.29% 0.99% 1.41% 0.98% Allowance for loan losses to loans held for investment excluding PPP loans 1.55% 1.63% 1.62% 1.29% 0.99% 1.55% 0.98% 2020 2019 For the year ended December 31, (in thousands) 2020 2019 2018 2017 2016 Net interest income reconciliation Net interest income - GAAP $ 86,973 $ 80,864 $ 76,247 $ 62,832 $ 53,719 Taxable equivalent adjustment 1,478 459 395 906 484 Net interest income - taxable equivalent $ 88,451 $ 81,323 $ 76,642 $ 63,738 $ 54,203 Taxable equivalent net interest margin reconciliation Net interest margin - GAAP - continuing operations 3.11% 3.52% 3.48% 3.03% 2.74% Impact of taxable equivalent adjustment 0.05% 0.06% 0.02% 0.04% 0.02% Net interest margin - taxable equivalent 3.16% 3.58% 3.50% 3.07% 2.76% For the Years Ended December 31,

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